Thrivent Variable Life Account I

Thrivent Variable Insurance Account A

TLIC Variable Insurance Account A

Thrivent Variable Annuity Account I

Thrivent Variable Annuity Account II

Thrivent Variable Annuity Account A

Thrivent Variable Annuity Account B

TLIC Variable Annuity Account A

Supplement to Prospectuses dated April 30, 2014

Effective May 27, 2014, the prospectuses for Contracts offered above will be amended to reflect the removal of Turner Investments, L.P. (“Turner”) as the subadviser to the Thrivent Partner Small Cap Growth Portfolio. The Portfolio is now solely managed by Thrivent Financial.

The date of this Supplement is June 5, 2014.

Please include this Supplement with your Prospectus.

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